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                                                                   EXHIBIT 23.01

                        INDEPENDENT ACCOUNTANTS' CONSENT

We consent to the use in the March 31, 2002 Form 10-QSB of our review report dated April 26, 2002 accompanying the financial statements and schedules.


Summers, Spencer & Cavanaugh, CPAs, Chartered
Topeka, Kansas
May 14, 2002